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                               FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                            CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 1999

                 Advanced Communications Group, Inc.
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        (Exact name of registrant as specified in its charter)


          Delaware                     001-13875             76-0549396
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                   Identification No.)

390 S. Woodsmill Road, Suite 150, St. Louis, Missouri               63017
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (314) 205-8668
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      (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        Activities in Connection with Implementation of Change in Business Focus, Strategy, and Direction

        On July 14, 1999, Advanced Communications Group, Inc. completed the first step in its previously announced plans to change its business focus, strategy and direction to concentrate on creating an integrated network of print and Internet directories to take advantage of the convergence of these advertising mediums.

        Advanced Communications began implementing the change on April 11, 1999, when it executed a letter of intent with respect to the acquisition of the outstanding capital stock of YPtel Corporation, Web
YP, Inc. (d/b/a/ WorldPages.com and a web site production company, Big Stuff, Inc. Effective June 3, 1999, Advanced Communications entered into definitive agreements for the acquisition of these three companies. In connection with the acquisitions and other related matters, Advanced Communications anticipates that it will issue up to 16,704,544 shares of its common stock, which amount could be increased based upon the date of closing. Upon closing of these acquisitions, which is contingent upon regulatory and shareholder approvals, Advanced Communications will be re-named "WorldPages.com, Inc." and it anticipates that its stock will continue to be traded on the New York Stock Exchange under a new symbol.

        Advanced Communications completed this first step in the implementation of the change by executing a definitive agreement to sell its entire base of telecommunications operations for cash of $49.8 million to Compass Telecommunications, Inc. The consideration to be received by Advanced Communications is subject to adjustment based on the amount of working capital at closing and costs related to regulatory approval. The sale is subject to shareholder and various regulatory approvals, including those of the FCC and various state public service commissions.

        Advanced Communications is currently concentrating on the activities required to obtain shareholder and regulatory approvals, as well as the activities and documentation required to complete the acquisitions of YPtel, Web YP and Big Stuff and the sale of the telecommunications operations if and when stockholder and regulatory approvals are received. Advanced Communications hopes to close the acquisitions late in the third quarter or early in the fourth quarter of 1999 and expects to complete the sale of the telecommunications operations by December 31, 1999.

        Press Releases

        Advanced Communications issued eight news releases since April 23, 1999 concerning the following subjects: (a) the change in the Company's Board of Directors; (b) the announcement of the Company's first quarter results; (c) the announcement of the engagement of NationsBanc Montgomery Securities as a strategic advisor; (d) the Company's proposed reorganization presenting the telecommunication subsidiaries as an attractive acquisition candidate dated May 19, 1999; (e) the closing of financing with the Bank of America Corporation; (f) the execution of definitive agreements among the Company and WorldPages.com; (g) the anticipated presentation at the CIBC World Markets Investor Conference and (h) the Company's signing a definitive

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agreement to sell the telecommunication subsidiaries.

        These news releases are filed as Exhibits 99(a) -(h) hereto and are incorporated into this Item 5 by reference as fully and as completely as if set forth in their entirety in this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)  Exhibits



             2    Plan of Acquisition, Reorganization,
                  Arrangement, Liquidation or Succession


                  (a) Stock Purchase Agreement made and entered into as of July 14, 1999 by and among Advanced Communications Group, Inc., Compass Telecommunications, Inc. Feist Long Distance Service, Inc., FirsTel, Inc., Telecom Resources, Inc. and Valu-Line of Longview, Inc.

                  (b) YPtel Agreement made and entered into as of June 3, 1999 by and among Advanced Communications Group, Inc., YPtel Corporation, the shareholders of YPtel listed on Exhibit "A" attached thereto, The J.L.R. Family Trust, The Paisley Family Trust, Edward Truant, and Douglas
                       G. McIntyre, Cold Trust, Global Investment
                       Trust, Freezer Trust, Storage Trust,
                       Directory Trust and Publisher Trust and
                       Imperial Capital Limited

                  (c)  Acquisition Agreement made and entered
                       into as of June 3, 1999 by and among
                       Advanced Communications Group, Inc. and
                       ACG Acquisition VI Corp., and Web YP,
                       Richard A. O'Neal and Richard L. Reid.

                  (d)  Acquisition Agreement made and entered
                       into as of June 3, 1999 by and among
                       Advanced Communications Group, Inc., ACG
                       Acquisition VII Corp., and Big Stuff,
                       Inc., Richard A. O'Neal, and Richard L.
                       Reid.

             99   Additional Exhibits

                  (a)  Press Release issued by Advanced
                       Communications Group, Inc. dated April 23,
                       1999 announcing a change in the board of directors.

                  (b)  Press Release issued by Advanced
                       Communications Group, Inc. dated May 6,
                       1999 announcing first quarter results.

                  (c)  Press Release issued by Advanced
                       Communications Group, Inc. dated May 14,
                       1999 announcing the engagement of NationsBanc Montgomery Securities as a strategic advisor.

                  (d)  Press Release issued by Advanced
                       Communications Group, Inc. dated May 19,
                       1999 announcing that its reorganization
                       presents its telecommunications
                       subsidiaries as an attractive acquisition candidate.

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                  (e)  Press Release issued by Advanced
                       Communications Group, Inc. dated May 20,
                       1999 announcing that the Company closed on a $40 million bridge and working capital line of credit with Bank of America
                       Corporation.

                  (f)  Press Release issued by Advanced
                       Communications Group, Inc. dated June 3,
                       1999 announcing the execution of
                       definitive agreements to acquire the
                       outstanding stock of YPTel Corporation,
                       WebYP, Inc. and Big Stuff, Inc.

                  (g)  Press Release issued by Advanced
                       Communications Group, Inc. dated June 15,
                       1999 announcing that the Company's
                       chairman and CEO, Richard A. O'Neal, will present the Company's mission and vision to investors attending the CIBC World Markets Investor Conference.

                  (h)  Press Release issued by Advanced
                       Communications Group, Inc. dated July 15,
                       1999 announcing that it signed a
                       definitive agreement to sell its
                       telecommunications subsidiaries to
                       Compass Telecommunications, Inc.


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                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ADVANCED COMMUNICATIONS GROUP, INC.



                       By:  /s/ Richard A. O'Neal
                            -----------------------------------
                            Richard A. O'Neal
                            Acting Chief Executive Officer

Date: July 29, 1999

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                             EXHIBIT INDEX

        These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:


Exhibit No. Description
----------- -----------
1           Omitted - Inapplicable.
2           (a)  Stock Purchase Agreement made and entered into as of July
                 14, 1999 by and among Advanced Communications Group, Inc.,
                 Compass Telecommunications, Inc. Feist Long Distance Service,
                 Inc., FirsTel, Inc., Telecom Resources, Inc. and Valu-Line of
                 Longview, Inc.
            (b)  YPtel Agreement made and entered into as of June 3, 1999 by and among Advanced Communications Group, Inc., YPtel
                 Corporation, the shareholders of YPtel listed on Exhibit "A"
                 attached thereto, The J.L.R. Family Trust, The Paisley
                 Family Trust, Edward Truant, and Douglas G. McIntyre, Cold
                 Trust, Global Investment Trust, Freezer Trust, Storage
                 Trust, Directory Trust and Publisher Trust and Imperial
                 Capital Limited
            (c)  Acquisition Agreement made and entered into as of June 3,
                 1999 by and among Advanced Communications Group, Inc. and
                 ACG Acquisition VI Corp., and Web YP, Richard A. O'Neal and
                 Richard L. Reid.
            (d)  Acquisition Agreement made and entered into as of June 3,
                 1999 by and among Advanced Communications Group, Inc., ACG
                 Acquisition VII Corp., and Big Stuff, Inc., Richard A.
                 O'Neal, and Richard L. Reid.
4           Omitted - Inapplicable.
16          Omitted - Inapplicable.
17          Omitted - Inapplicable.
20          Omitted - Inapplicable.
23          Omitted - Inapplicable.
24          Omitted - Inapplicable.
27          Omitted - Inapplicable.
99          (a)  Press Release issued by Advanced Communications Group, Inc.
                 dated April 23, 1999 announcing a change in the board of directors.
            (b)  Press Release issued by Advanced Communications Group, Inc.
                 dated May 6, 1999 announcing first quarter results.
            (c)  Press Release issued by Advanced Communications Group, Inc.
                 dated May 14, 1999 announcing the engagement of NationsBanc
                 Montgomery Securities as a strategic advisor.
            (d)  Press Release issued by Advanced Communications Group, Inc.
                 dated May 19, 1999 announcing that its reorganization presents its telecommunications subsidiaries as an attractive acquisition candidate.
            (e)  Press Release issued by Advanced Communications Group, Inc.
                 dated May 20, 1999 announcing that the Company closed on a $40 million bridge and working capital line of credit with Bank of America Corporation.
            (f)  Press Release issued by Advanced Communications Group, Inc.
                 dated June 3, 1999 announcing the execution of definitive agreements to acquire the outstanding stock of YPTel
                 Corporation, WebYP, Inc. and Big Stuff, Inc.
            (g)  Press Release issued by Advanced Communications Group, Inc.
                 dated June 15, 1999 announcing that the Company's chairman and

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                 CEO, Richard A. O'Neal, will present the Company's mission and vision to investors attending the CIBC World Markets Investor Conference.
            (h) Press Release issued by Advanced Communications Group, Inc. dated July 15, 1999 announcing that it signed a definitive agreement to sell its telecommunications subsidiaries to Compass Telecommunications, Inc.


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